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                                                                  [EXHIBIT 23.1]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated May 15, 1998 included in Balance Bar Company's Form S-1, as amended (Registration Statement File No. 333-49651), and to all references to our Firm included in this registration statement.

Los Angeles, California
June 8, 1998

                              /s/ Arthur Andersen LLP

                              Arthur Andersen LLP